UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2010

SYNCHRONOSS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52049	06-159540
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Route 202 South Suite 600 Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.             Regulation FD Disclosure

On November 12, 2010, Synchronoss Technologies, Inc. issued a press release announcing a common stock offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Form 8-K and the press release furnished as Exhibit 99.1 to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.             Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release dated November 12, 2010.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONOSS TECHNOLOGIES, INC.

By:	/s/ Stephen G. Waldis
Name: Stephen G. Waldis
Title: Chief Executive Officer

Dated: November 12, 2010

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release dated November 12, 2010